EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement ("Agreement") dated as of ___________, 2003, is between TRAVELZOO INC., a Delaware corporation (the “Company”), and WEDBUSH MORGAN SECURITIES, INC. (the “Underwriter”)

W I T N E S S E T H:

        WHEREAS, Ralph Bartel, the principal stockholder of the Company, has issued to the Underwriter a warrant (the “Warrant”) to purchase 30,000 shares of the common stock, $.01 par value, of the Company owned by Bartel; and

        WHEREAS, the Warrant has been issued in connection with an offering by Mr. Bartel of shares of common stock of the Company, pursuant to an underwriting agreement with the Underwriter; and

        WHEREAS, the Company has determined that such underwritten offering will be in the best interests of the Company and its other stockholders in that such offering will, among other things, help facilitate the inclusion of the common stock of the company on the NASDAQ SmallCap Market, and accordingly the Company wishes to facilitate such offering; and

        WHEREAS, in connection with the issuance of the Warrant, Ralph Bartel and the Underwriter have requested, and the Company has agreed, to grant to the Underwriter certain registration rights as set forth herein with respect to the securities underlying the Warrant.

        NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

         1.        Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

        Commission means the Securities and Exchange Commission.

        Common Stock means (a) the Common Stock, $.01 par value per share, of the Company and (b) any shares of any other class of capital stock of the Company hereafter issued which is (i) not preferred as to dividends or assets over any class of stock of the Company, (ii) not subject to redemption, or (iii) issued to the holders of shares of Common Stock upon any reclassification thereof.

        Demand Registration means any registration requested by the Stockholders pursuant to Section 2(a)(i).

         indemnified party. As defined in Section 8(c).

        Person means an individual, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, or any government, governmental department or agency or political subdivision thereof.

         Piggyback Registration. As defined in Section 3(a)(i).

        Public Sale means any sale of Warrant Shares to the public pursuant to a public offering registered under the Securities Act or to the public through a broker or market maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act or any other public offering not required to be registered under the Securities Act.

         Registration Expenses. As defined in Section 6(a).

        registered and registration refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of the effectiveness of such registration statement.

        Securities Act means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

        Stockholders means, initially, the Underwriter, and thereafter any Person who becomes a holder of the Warrant or any Warrant Shares pursuant to a transfer permitted under Section 11(e).

        Underwriters Maximum Number means for any Piggyback Registration, Demand Registration or other registration which is an underwritten registration, that number of securities to which such registration should, in the opinion of the managing underwriters of such registration in the light of marketing factors, be limited.

        Warrant has the meaning given in the recitals hereto.

        Warrant Shares means at any time the shares of Common Stock issued on exercise of the Warrant which are then held by the Stockholders which have not been sold in a Public Sale, or which are not able to be sold by any individual Stockholder within any ninety (90) day period in a Public Sale pursuant to the provisions of Rule 144 of the Securities Act.

         2.        Stockholder Demand Registration.

(a) Request for Demand Registration.

               (i)        Subject to the limitations contained in the following paragraphs of this Section 2, the Underwriter may, at any time the Warrant is currently exercisable or Warrant Shares are held by the Stockholders, give to the Company on one occasion, pursuant to this clause (i), a written request for a demand registration of the Warrant Shares.

               (ii)        Subject to the limitations contained in the following paragraphs of this Section 2, after the receipt of such written request for a Demand Registration, the Company will use its reasonable best efforts in good faith to effect promptly the registration of the Warrant Shares.

(b) Limitations on Demand Registration.

               (i)        The Underwriter may not require the Company to effect a Demand Registration pursuant to Section 2(a) hereof within six months after the effective date of any Piggyback Registration pursuant to Sections 2 or 3 hereof. Registration pursuant to this Section 2 shall be on Form S-3 to the extent such form is available to the Company.

               (ii)        The Underwriter shall be entitled to require only one Demand Registration, and the Company’s obligation to effect a Demand Registration shall be deemed to be satisfied when such registration shall have become effective, unless it shall not remain effective for the period of time required under paragraph (iii) below.

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               (iii)        The Company shall not be obligated or required to effect a Demand Registration during the period commencing on the date falling 60 days prior to the Company’s estimated date of filing of, and ending on the date 180 days following the effective date of, any registration statement pertaining to any underwritten registration initiated by the Company, for the account of the Company, if the written request of Stockholders for such Demand Registration pursuant to Section 2(a)(i) hereof shall have been received by the Company after the Company shall have given to all Stockholders a written notice stating that the Company is commencing an underwritten registration initiated by the Company. In order to satisfy its obligation hereunder to effect a Demand Registration, the Company shall maintain the effectiveness of any Demand Registration until the earlier to occur of (i) the consummation of the distribution by Stockholders of the Warrant Shares included therein or (ii) 180 days after the effective date thereof.

               (iv)        If the Company shall furnish to the Stockholders a certificate signed by the President of the Company, stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed at such time, the Company shall have an additional period of not more than 90 days within which to file such registration statement; provided, however, that the Company shall not use this right more than once in any twelve-month period

                      (c)        Priority on Demand Registrations. If the managing underwriters in any Demand Registration pursuant to this Section 2 shall give written advice to the Company and the Stockholders that, in their opinion, there is an Underwriters' Maximum Number of Warrant Shares that may successfully be included in such registration and the Underwriters' Maximum Number exceeds the number of shares of Warrant Shares requested to be included in such registration, then the Company will be entitled to include in such registration that number of securities which shall have been requested by the Company to be included in such registration for the account of the Company and which shall not be greater than such excess. Neither the Company nor any of its security holders (other than the Stockholders) shall be entitled to include any securities in any underwritten Demand Registration unless (i) the holders of 50% of the Warrant Shares to be included in such Demand Registration by the Stockholders consent in writing to such inclusion and (ii) the Company or such security holders (as the case may be) shall have agreed in writing to sell such securities on the same terms and conditions as shall apply to the Warrant Shares to be included in such Demand Registration.

                      (d)        Selection of Underwriters. If any Demand Registration or any registration effected pursuant to Section 2 hereof is an underwritten offering, or a best efforts underwritten offering, the investment bankers and managing underwriters in such registration will be selected by the Underwriter.

         3.        Piggyback Registrations.

                      (a)        Rights to Piggyback.

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               (i)        During such time as the Warrant is currently exercisable, and if the Underwriter has not yet exercised its rights to a Demand Registration under Section 2, if (and on each occasion that) the Company proposes to register any of its equity securities or any other securities convertible into equity securities under the Securities Act for its own account or for the account of any holder of the Warrant or Warrant Shares (each such registration not withdrawn or abandoned prior to the effective date thereof being herein called a “Piggyback Registration”), the Company will give written notice to the Underwriter and each Stockholder of such proposal not later than 20 days prior to the anticipated filing date of such Piggyback Registration.

               (ii)        Subject to the provisions contained in paragraphs (b) and (c) of this Section 3 and in the last sentence of this clause (ii), (A) the Company will be obligated and required to include in each Piggyback Registration all Warrant Shares with respect to which the Company shall receive from the Underwriter and the Stockholders, within 15 days after the date on which the Company shall have given written notice of such Piggyback Registration to all Stockholders pursuant to Section 3(a)(i) hereof, the written requests for inclusion in such Piggyback Registration, and (B) the Company will use its reasonable best efforts in good faith to effect promptly the registration of all such Warrant Shares. The Company will not be obligated or required to include any Warrant Shares in any registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable. The Company shall not be required to maintain the effectiveness of any Piggyback Registration beyond the earlier to occur of (i) the consummation of the distribution by holders of Warrant Shares included in such Piggyback Registration or (ii) 180 days after the effective date thereof.

                      (b)        Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration initiated by the Company for its own account, and the managing underwriters shall give written advice to the Company that, in their opinion, there is an Underwriters’ Maximum Number of securities that may successfully be included in such registration, then: (i) the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registration and which does not exceed the Underwriters’ Maximum Number; and (ii) the Company will include in such registration that number of shares of Warrant Shares which shall have been requested by the Underwriter and the Stockholders to be included in such registration and which does not exceed the difference between the Underwriters’ Maximum Number and that number of securities which the Company is entitled to include therein pursuant to clause (i) above and such number of shares of Warrant Shares shall be allocated pro rata among such Stockholders on the basis of the number of shares of Warrant Shares requested to be included therein in respect of each such Stockholder.

                      (c)        Selection of Underwriters. In any Piggyback Registration, the Company shall have the right to select the investment bankers and managing underwriters in such registration.

        4.         Registration Procedures. If (and on each occasion that) the Company shall become obligated to effect any registration of any Warrant Shares hereunder, the Company will use its reasonable best efforts in good faith to effect promptly the registration of such Warrant Shares under the Securities Act and to permit the public offering and sale of such Warrant Shares in accordance with the intended method of disposition thereof, and, in connection therewith, the Company, as expeditiously as shall be reasonably possible, will:

                       (a)        prepare and file with the Commission a registration statement with respect to such Warrant Shares, and use its reasonable best efforts in good faith to cause such registration statement to become and remain effective as provided herein;

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                       (b)        prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included in such registration statement as may be necessary or advisable to comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement or as may be necessary to keep such registration statement effective and current as provided herein;

                       (c)        furnish to each seller of Warrant Shares such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as any such seller may reasonably request in order to facilitate the disposition of the Warrant Shares held by such seller;

                       (d)        enter into such customary agreements (provided they do not require the issuance of securities at a discount to any underwriter) and take all such other customary actions in connection therewith as the Underwriter many reasonably request in order to expedite or facilitate the disposition of such Warrant Shares;

                       (e)        use its reasonable best efforts in good faith to register and qualify the Warrant Shares covered by such registration statement under such securities or blue sky laws of such jurisdictions as the Underwriter (or the managing underwriter, in the case of any underwritten offering) shall reasonably request and do any and all such other acts and things as may be reasonably necessary or advisable to permit the disposition in such jurisdictions of the Warrant Shares covered by such registration statement; provided, however that the Company shall not be required in connection therewith to qualify to do business or file a general consent to service of process in any such jurisdiction or subject itself to taxation in any jurisdiction where the Company is not already subject to taxation; and

                       (f)        furnish to the Underwriter a signed counterpart, addressed to the Underwriter (or to the underwriters, in the case of any underwritten offering), of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) a “comfort” letter signed by the independent public accountants who have certified the Company’s financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the “comfort” letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of issuer’s counsel and in “comfort” letters delivered to the underwriters in underwritten public offerings of securities.

        5.         Cooperation by Prospective Sellers, Etc.

                       (a)        Each prospective seller of Warrant Shares will furnish to the Company in writing such information as the Company may reasonably require and which is customary in such transactions from such seller (as to such seller, the Warrant Shares held by such seller and the intended method of distribution of such Warrant Shares), and otherwise reasonably cooperate with the Company in connection with any registration statement with respect to such Warrant Shares, and the Company may exclude from such Registration Statement the Warrant Shares of any prospective seller who fails to furnish such reasonably requested information within 30 days after receiving such request.

                       (b)        The failure of any prospective seller of Warrant Shares to furnish any information or documents in accordance with any provision contained in this Agreement shall not affect the obligations of the Company under this Agreement to any remaining Stockholders who furnish such information and documents.

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                       (c)        The Stockholders included in any registration statement will not (until further notice) effect sales of Warrant Shares included in any registration statement after receipt written notice from the Company to suspend sales to permit the Company to correct or update such registration statement or prospectus; but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

                       (d)        At the end of any period during which the Company is obligated to keep any registration statement current and effective as provided herein (and any extensions thereof required by the preceding paragraph (c) of this Section 5), the Stockholders included in such registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Stockholders shall notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

        6.        Registration Expenses.

                       (a)        Except as otherwise provided herein, all out-of-pocket costs and expenses incurred or sustained by the Company in connection with or arising out of one Demand Registration pursuant to Section 2 hereof and all Piggyback Registrations pursuant to Section 3 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with federal and state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the blue sky qualification of Warrant Shares), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company, fees and disbursements of all independent certified public accountants of the Company, and fees and disbursements of underwriters (excluding discounts, commissions and expenses representing disguised commissions), and fees and expenses of all (if any) other persons retained by the Company (all such costs and expenses being herein called, collectively, the “Registration Expenses”), will be borne and paid by the Company; provided, however, that the Company shall not pay nor otherwise be responsible for any legal fees or disbursements of counsel for the holders of the Warrant Shares being registered.

                       (b)        The Company will not bear the cost of nor pay for any stock transfer taxes imposed in respect of the transfer of any Warrant Shares to any purchaser thereof by any Stockholder in connection with any registration of Warrant Shares pursuant to this Agreement.

                       (c)        To the extent that Registration Expenses incident to any registration are, under the terms of this Agreement, not required to be paid by the Company, each Stockholder included in such registration will pay all Registration Expenses which are attributable to the registration of such Stockholder’s Warrant Shares so included in such registration, and all other Registration Expenses not so attributable to one Stockholder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

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        7.        Indemnification.

                       (a)        Indemnification by the Company. To the full extent permitted by law, the Company will indemnify each Stockholder requesting or joining in a registration and each underwriter of the securities so registered, the officers, directors, agents, employees, members, partners, trustees and fiduciaries of each such Person and each Person, if any, who controls any thereof (within the meaning of the Securities Act) against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement, prospectus or any amendment or supplement thereto, or any document filed pursuant to state securities laws (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Stockholder, underwriter, and each other Person indemnified pursuant to this paragraph (a) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) made in reliance upon and in conformity with written information furnished to the Company in an instrument duly executed by such Stockholder, underwriter, officer, director, partner or controlling person and stated to be specifically for use therein.

                       (b)        Indemnification by Each Stockholder. Each Stockholder requesting or joining in a registration will severally and not jointly indemnify each underwriter of the securities so registered, the Company, each of the other Stockholders selling Warrant Shares in such registration and the officers, directors, agents, employees, members, partners, trustees and fiduciaries of each such Person and each Person, if any, who controls any thereof (within the meaning of the Securities Act) and their respective successors in title and assigns against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement, prospectus, or any amendment or supplement thereto, or any document filed pursuant to state securities laws (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Stockholder of any rule or regulation promulgated under the Securities Act applicable to such Person and relating to any action or inaction required of such Person in connection with any such registration, qualification or compliance, and such Stockholder will reimburse each underwriter, the Company and each other Person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission (or alleged untrue statement or omission) was made in reliance upon and in conformity with written information furnished to such underwriter or the Company in an instrument duly executed by any such Stockholder or any officer, director, partner or controlling person of such Stockholder and stated to be specifically for use therein, and provided further that each Stockholder’s liability hereunder with respect to any particular registration shall be limited to an amount equal to the net proceeds received by such Stockholder from the sale of the Warrant Shares sold by such Stockholder in such registration. The Company and the Stockholders shall be entitled to receive indemnities from underwriters participating in any distribution of Warrant Shares to the same extent as provided above with respect to information so furnished in writing by such underwriters expressly for use in any prospectus or registration statement.

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                       (c)        Indemnification Proceedings. Each party entitled to indemnification pursuant to this Section 7 (the “indemnified party”) shall give notice to the party required to provide indemnification pursuant to this Section 7 (the “indemnifying party”) promptly after such indemnified party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense), upon written notice to the indemnified party within thirty (30) days after receipt of the indemnified party’s notice, to assume the defense of any claim or any litigation resulting therefrom; provided that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be reasonably acceptable to the indemnified party (unless objected to within ten (10) days after the indemnifying party’s notice, such counsel shall be deemed acceptable), and the indemnified party may participate in such defense at the indemnified party’s expense; and provided, further, that (i) the failure by any indemnified party to give notice as provided in this paragraph (c) shall not relieve the indemnifying party of its obligations under this Section 7 except to the extent that the failure results in a failure of actual notice to the indemnifying party and such indemnifying party is materially prejudiced as a result of the failure to give notice and (ii) in the event of any failure of the indemnifying party to retain counsel to assume the defense of such claim or litigation within thirty (30) days after receipt of the indemnified party’s notice, the indemnified party may retain such counsel at the indemnifying party’s expense. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which includes an admission of fault by the indemnified party or the entry of any injunction against the indemnified party. The reimbursement required by this Section 7 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

        8.         Contribution in Lieu of Indemnification. If the indemnification provided for in Section 7 hereof is unavailable to a party that would have been an indemnified party under any such section in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof); provided that each Stockholder’s liability hereunder with respect to any particular registration shall be limited to an amount equal to the net proceeds received by such Stockholder from the sale of the Warrant Shares sold by such Stockholder in such registration. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account the equitable considerations referred to above in this Section 8. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 8 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to indemnification or contribution from any Person who was not guilty of such fraudulent misrepresentation.

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        9.         Rule 144 Requirements; Form S-3. The Company will use its reasonable best efforts in good faith to take all steps necessary to ensure that the Company will be eligible to register securities on Form S-3 (or any comparable form adopted by the Commission), and to file all reports required to be filed by it under the Securities Exchange Act of 1934 in order that there will be publicly available current public information concerning the Company within the meaning of Rule 144(c) of the Commission under the Securities Act. The Company will furnish to any Stockholder, upon request made by such Stockholder at any time after the undertaking of the Company in the preceding sentence shall have first become effective, a written statement signed by the Company, addressed to such Stockholder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144.

        10.         Participation in Underwritten Registrations. No person may participate in any underwritten registration pursuant to this Agreement unless such person (a) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Underwriter, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required by the terms of such underwriting arrangements.

        11.         Miscellaneous.

                       (a)        No Inconsistent Agreements. The Company hereby represents and warrants that it is not a party to or bound in any manner under, and covenants that it will not enter into at any time after the date hereof, any agreement or contract (whether written or oral) with respect to any of its securities which prevents the Company from complying in any respect with the registration rights granted by the Company to the Stockholders hereunder.

                       (b)        Amendments and Waivers. The provisions of this Agreement may be amended only in a written instrument executed by the Company and the Underwriter.

                       (c)        Term. The agreements of the Company contained in Section 2 of this Agreement shall become effective on the date hereof and shall continue in full force and effect until the fifth anniversary of the date hereof. The agreements of the Company contained in Section 3 of this Agreement shall become effective on the date hereof and shall continue in full force and effect until the earliest of (1) the consummation of the distribution by the Stockholders of 100% the Warrant Shares included in a Demand Registration and (2) the seventh anniversary of the date hereof.

                       (d)        Notices. Any notice or other communication in connection with this Agreement shall be deemed to be delivered if in writing (or in the form of a telecopy) addressed as provided below (a) when actually delivered, in person, (b) when telecopied to said address, confirmed by registered or certified mail, (c) when received if delivered by overnight courier, or (d) in the case of delivery by mail, three business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified:

                       (i)         if to a Stockholder, to the Underwriter at:

Wedbush Morgan Securities, Inc. P.O. Box 30014 Los Angeles, California 90030 Attention: Facsimile: 213-688-6642

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                       with a copy to:

Neil J Wertlieb, Esq. Milbank, Tweed, Hadley & McCloy LLP 601 South Figueroa Street, 30th Floor Los Angeles, California 90017 Facsimile: 213-892-471

                       (ii)        if to the Company, at:

590 Madison Avenue, 21st Floor New York, New York 10022 Attention: Chief Executive Officer Facsimile: 212-521-4230

                       with a copy to:

Denis P. McCusker, Esq. Bryan Cave LLP One Metropolitan Square 211 North Broadway St. Louis, Missouri 63102 Facsimile: 314-259-2020

and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 11(d).

                       (e)        Successors and Assigns. The rights of the Underwriter hereunder may be assigned to employees or affiliates of the Underwriter in connection with a corresponding transfer of the Warrant or Warrant Shares. Except for such permitted transfers, the rights and obligations of the Company and the Underwriter hereunder may not be assigned or transferred without the prior written consent of the other party. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

                       (f)        Counterparts. This Agreement may be executed in one or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                       (g)        Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect the meaning, construction or effect of any of the terms of this Agreement.

                       (h)        Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of law.

                       (i)        Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

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                       (j)        Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Warrant Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TRAVELZOO INC.

By:
Ralph Bartel Chief Executive Officer

WEDBUSH MORGAN SECURITIES, INC.

By:
Name: Title:

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